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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 1996

                 AmeriCredit Automobile Receivables Trust 1996-B
             (Exact name of registrant as specified in its charter

        United States                    33-98620               88-0359494
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

              c/o AmeriCredit Financial                   76107
                   Services, Inc.                       (Zip Code)
             Attention: Chris A. Choate
                  200 Bailey Avenue
                  Fort Worth, Texas
                (Address of Principal
                 Executive Offices)

Registrant's telephone number, including area code (817) 882-7000

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          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Auto Loans

                  AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $500,000,000 in principal amount of Certificates (the "Certificates") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1996-B (the "Trust") issued $115,941,814.19 in principal amount of its "Certificates", on May 16, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement attached hereto as Exhibit 4.1, dated as of April 30, 1996, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee.

                  The Certificates will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

                  The original principal amount of the Certificates is equal to $115,941,814.19 and the Pass-Through Rate is 6.50% per annum.

                  As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated May 9, 1996 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

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                  Item 7.           Financial Statements, Pro Forma Financial
                                    Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated May 9, 1996, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and CS First Boston Corporation, as Representative of the Underwriters.

                  4.1 Pooling and Servicing Agreement, dated as of April 30, 1996, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee.

                  4.2 Certificate Guaranty Surety Bond, dated May 16, 1996 and delivered by Financial Security Assurance Inc.

                  10.1 Receivables Purchase Agreement and Assignment, dated as of April 30, 1996, among AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Corp., as Purchaser.

                  10.2 Indemnification Agreement, dated May 1, 1996, among Financial Security Assurance Inc., as Certificate Insurer, AFS Funding Corp., as Seller, and C.S. First Boston Corporation, as Representative of the Underwriters.

                  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Certificate Insurer and their report.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                                1996-B

                                By: AmeriCredit Financial Services, Inc., as Servicer

                                        By:  /s/ Daniel Berce
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                                             Name:  Daniel Berce
                                             Title: Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer

Dated:  May 29, 1996

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                                  EXHIBIT INDEX

Exhibit No.                 Description
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1.1                         Underwriting Agreement, dated May 9, 1996, among
                            AmeriCredit Financial Services, Inc., as Servicer,
                            AFS Funding Corp., as Seller , and CS First Boston
                            Corporation, as Representative of the Underwriters.

4.1 Pooling and Servicing Agreement, dated as of April 30, 1996, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee.

4.2 Certificate Guaranty Surety Bond, dated May 16, 1996 and delivered by Financial Security Assurance Inc.

10.1 Receivables Purchase Agreement and Assignment, dated as of April 30, 1996, among AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated May 1, 1996, among Financial Security Assurance Inc., as Certificate Insurer, AFS Funding Corp., as Seller, and C.S. First Boston Corporation, as Representative of the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Certificate Insurer and their report.



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